EXHIBIT 10.5

                                 PROMISSORY NOTE

$1,650                                                   Dated:  August 25, 2003
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1. Principal.

FOR VALUE RECEIVED, the undersigned, Mongolian Explorations Ltd., a Nevada corporation ("Borrower"), hereby promises to pay to the order of Timursukh Oidov, of Ulaanbaatar, Mongolia ("Lender"), the principal sum of One Thousand Six Hundred and Fifty Dollars (U.S.$1,650) (the "Loan") without interest with no fixed terms of repayment.

2. Manner of Payment.

Principal on the Loan, and all other amounts payable hereunder, are payable in lawful currency of United States in immediately available funds at such address and in such form as may be required by Lender.

Unless accelerated pursuant to the terms of this Note, the unpaid balance of this Note, shall be due and payable on demand (the "Maturity Date. No amount paid under this Note may be reborrowed. All payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to unpaid principal.

3. Events of Default/Remedies.

      a. Events of Default. Any of the following events shall constitute an Event of Default:

         (1) breach by Borrower of any of Borrower's obligations or covenants under this Note; or

         (2) Borrower (A) becomes insolvent or admits in writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

         (3) any of Borrower's representations or warranties made herein or in any statement or certificate at any time given by Borrower pursuant hereto or in connection herewith is false or misleading in any material respect; or

         (4) any bankruptcy, insolvency, reorganization or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower; or

         (5) any money judgment, writ or warrant of attachment, or similar process (singly or, if more than one, cumulatively in excess of USD$15,000) is entered or filed against Borrower or any of the assets of Borrower and (A) remains unvacated, unbonded, unstayed, undismissed or undischarged for a period of thirty (30) days or in any event later than five (5) days before the date of any proposed sale thereunder, or
         (B) Borrower has not appealed the same in good faith to Lender's satisfaction; or

         (6) the condition, financial or otherwise, of Borrower suffers any material adverse change, in the reasonable opinion of Lender; or

      b Remedies. Upon demand or upon the occurrence and during the continuance of an Event of Default described in Subsections 3(a)(2) or 3(a)(4) above, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at its option, and without notice to Borrower, may take one or more of the actions described below. Upon the occurrence and during the continuance of any other Event of Default, Lender at its option and, unless otherwise specified below, without notice to Borrower, may do any one or more of the following:

         (1) declare all indebtedness under this Note immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

         (2) exercise any or all rights provided or permitted by law or granted pursuant to this Note in such order and in such manner as Lender may, in its sole judgment, determine.

      c. No Waiver of Remedies. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

      d. Remedies Not Exclusive. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

4. Covenants and Agreements.

Borrower hereby makes the following covenants, which shall be deemed to be continuing covenants until payment in full of all indebtedness of Borrower to Lender arising under this Note:

      a. Borrower shall promptly notify Lender in writing of the occurrence of any act or event including, without limitation, the commencement or threat of any action, suit, claim or proceeding against or investigation of Borrower, which could materially and adversely affect Borrower or which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under, this Note, and of the occurrence of any Event of Default or any event which with the giving of notice, the lapse of time, or both, would become an Event of Default and the action Borrower proposes to take with respect thereto.

      b. Borrower shall, at any time and from time to time, upon the written request of Lender, execute and deliver to Lender such further documents and instruments and do such other acts and things as Lender may reasonably request in order to effectuate fully the purpose and intent of this Note.

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5. Representations and Warranties of Borrower.

Borrower hereby makes the following representations and warranties, which shall be deemed to be continuing representations and warranties until payment in full of all indebtedness of Borrower to Lender arising pursuant to this Note:

      a. No Conflict. The execution, delivery and performance of this Note are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which Borrower or any of Borrower's assets or property may be bound or affected and do not cause any security interest, lien or other encumbrance to be created or imposed upon any such property by reason thereof.

      b. Litigation. There is no action, suit or proceeding pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower which could impair the validity, effectiveness or enforceability of, or impair Borrower's ability to perform its obligations under, this Note, whether said actions, suits or proceedings are at law or in equity or before or by any governmental authority.

6. Legal Fees.

Borrower  agrees to pay all costs and  expenses,  including  without  limitation
reasonable   attorneys'  fees,   incurred  by  Lender  in  connection  with  the
enforcement of any obligation of Borrower under this Note.

7. Severability.

In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8. Headings.

Headings used in this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Governing Law.

This Note shall be governed by and construed in accordance with the laws of the State of Nevada.


                                             Borrower:

                                             MONGOLIAN EXPLORATIONS LTD.
                                             a Nevada corporation


                                             By: /s/ Ivan Bebek

                                             Ivan Bebek, President